SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement                [_] Confidential, for use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[_] Definitive Additional Materials                by Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to Rule
    14a-11(c) or Rule 14a-12




                                 Metro-Tel Corp.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


             -------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        (1)     Title of each class of securities to which transaction applies:


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



        (2)     Aggregate number of securities to which transaction applies:


                ----------------------------------------------------------------


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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        (4)     Proposed maximum aggregate value of transaction:


                ----------------------------------------------------------------


        (5)     Total fee paid:


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[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:


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        (2)     Form, Schedule or Registration Statement No.:


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        (3)     Filing Party:


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        (4)     Date Filed:


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



                                 METRO-TEL CORP.
                          250 SOUTH MILPITAS BOULEVARD
                           MILPITAS, CALIFORNIA 95035

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 1997

                               ------------------



                                                            Milpitas, California
                                                                 October 8, 1997


To the Stockholders of
Metro-Tel Corp.:

           NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of METRO-TEL CORP., a Delaware corporation (the "Company"), will be held on Wednesday, November 5, 1996, at 11:00 A.M., New York City time, at the offices of Parker Chapin Flattau & Klimpl, LLP, Eighteenth Floor, 1211 Avenue of the Americas (between 47th and 48th Streets), New York, New York, for the purpose of considering and acting upon the following matters:

           (1) The election of four (4) directors to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors; and

           (2) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

           The Board of Directors has fixed the close of business on September 26, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                             By Order of the Board of Directors,


                                                      Lloyd Frank,
                                                       Secretary

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                                 METRO-TEL CORP.
                          250 SOUTH MILPITAS BOULEVARD
                           MILPITAS, CALIFORNIA 95035

                               ------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 1997
                               ------------------


           This Proxy Statement, to be mailed to stockholders on or about October 8, 1997, is furnished in connection with the solicitation by the Board of Directors of Metro-Tel Corp., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, November 5, 1997, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

           All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by (i) notice in writing or by submitting a later dated proxy to the Company at 250 South Milpitas Boulevard, Milpitas, California 95035, Attention: President, (ii) by submitting a later dated proxy, or (iii) by voting in person, at the Meeting.

           Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on September 26, 1997 are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which a new record date is not fixed. As of the close of business on such date, there were issued and outstanding 2,054,046 shares of Common Stock, the holders of which are entitled, for each share held, to one vote upon each matter to be acted upon at the Meeting.

           The presence, in person or by proxy, of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of directors. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered as votes represented, entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter (and, consequently, will have no effect on the voting for the election of directors).

                        OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

           The following table sets forth information, as at September 26, 1997, with respect to the shares of Common Stock which are beneficially owned by (i) any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officer of the Company named in the Summary Compensation Table under the caption "Executive Compensation", below, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                  AMOUNT AND
                                  NATURE OF
                                  BENEFICIAL                  PERCENT
BENEFICIAL OWNER                 OWNERSHIP (1)              OF CLASS (2)
----------------                 -------------              ------------

Venerando J. Indelicato            259,150(3)                 12.3%
12307 Marblehead Drive
Tampa, FL 33626

Madeline Indelicato                136,219(4)                  6.6%
12307 Marblehead Drive
Tampa, FL 33626

Norma Beidler                      154,246                     7.5%
R.D. 1
Accord, N.Y. 12404

Barry Traub                        118,492(5)                  5.8%
243 Vallejo Street
San Francisco, CA 94111

Michael Michaelson                 127,900(6)(7)               6.1%
135 East 71st Street
New York, N.Y. 10021

Michael Epstein                     17,500(8)                     *

Lloyd Frank                         32,625(6)(9)               1.6%

Executive officers and             443,425(10)                20.3%
directors as a group
(5 persons)

------------------------
(footnotes on following page)

(1) Except as noted in the following footnotes, all beneficially owned shares are owned with sole voting and investment power.

(2)     Asterisk indicates less than one percent.

(3) Includes 432 shares owned jointly with his wife, Madeline Indelicato, and 50,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted to Mr. Indelicato under the Company's 1991 Stock Option Plan. Excludes all shares owned beneficially by Mrs. Indelicato referred to below in this table (except the aforementioned 432 shares), as to which Mr. Indelicato disclaims beneficial ownership.

(4) Includes 432 shares owned jointly with her husband, Venerando J. Indelicato. Excludes all shares owned beneficially by Mr. Indelicato referred to above in this table (except the aforementioned 432 shares), as to which Mrs. Indelicato disclaims beneficial ownership.

(5) Includes 100,000 shares owned by a partnership in which Mr. Traub is the sole general partner.

(6) Includes 20,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted pursuant to stock option contracts between the Company and such non-employee director which were approved by stockholders and 10,000 shares which are not outstanding but which are subject to issuance upon exercise of presently exercisable options granted pursuant to the Company's 1994 Non-Employee Director Stock Option Plan.

(7) Excludes 41,364 shares (2.0% of the Company's outstanding Common Stock) owned by Mr. Michaelson's wife, as to which Mr. Michaelson disclaims beneficial ownership.

(8) Represents the portion of options granted pursuant to the Company's 1984 and 1994 Non-Employee Director Stock Option Plans which are exercisable within 60 days after September 26, 1997.

(9) Excludes 21,494 shares (1.0% of the Company's outstanding Common Stock) owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership.

(10) Includes 133,750 shares which are not outstanding but which are subject to issuance upon exercise of the portion of options which are presently exercisable or exercisable within 60 days after September 26, 1997. Excludes 198,645 shares (9.7% of the Company's outstanding Common Stock) owned by spouses of the Company's executive officer and directors, as to which such executive officers and directors disclaim beneficial ownership.

                              ELECTION OF DIRECTORS

         Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Messrs. Michael Epstein, Lloyd Frank, Venerando J. Indelicato and Michael Michaelson (said persons being hereinafter referred to as the "nominees") as directors upon their nomination at the Meeting, such directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Each of the nominees is a member of the current Board of Directors and was elected by stockholders at the Company's 1996 Annual Meeting of Stockholders.

         In the event that any of the nominees should become unavailable to serve as a director for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who may be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES

         Michael Epstein, 59, has been an independent investor since December 1993. For more than five years prior thereto, Mr. Epstein was an investment banker with the investment banking firm of Allen & Company Incorporated. Mr. Epstein served as a director of the Company from August 1990 until September 1991 and has continuously served as a director of the Company since January 1, 1994.

         Lloyd Frank, 72, has been a member of the law firm of Parker Chapin Flattau & Klimpl, LLP for more than the past five years. Mr. Frank has been a director of the Company since 1977. The Company retained Parker Chapin Flattau & Klimpl, LLP during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year. Mr. Frank is also a director of Park Electrochemical Corp.

         Venerando J. Indelicato, 64, has been President and Treasurer of the Company for more than the past five years. Mr. Indelicato has been a director of the Company since 1966.

         Michael Michaelson, 74, has been an independent publishing and marketing consultant for more than the past five years. Mr. Michaelson has been a director of the Company since 1978. Mr. Michaelson is also a director of Allied Devices Corp. and Starlog Franchise Corp.

MEETINGS OF THE BOARD OF DIRECTORS

         During the Company's fiscal year ended June 30, 1997, its Board of Directors held five meetings. Each director attended each of the meetings of the Board of Directors and the committees on which he served which were held that fiscal year.

         The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

         The Board's Audit Committee, whose members are Messrs. Michael Epstein, Lloyd Frank and Michael Michaelson, is authorized to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, matters of concern to the independent auditors resulting from the audit, and the results of the independent auditors' review of internal accounting controls. This committee is also authorized to nominate independent auditors, subject to approval by the Board of Directors. The Audit Committee held one meeting during the year ended June 30, 1997.

         The members of the Compensation Committee are Messrs. Michael Epstein, Lloyd Frank and Michael Michaelson. This committee approves salaries of all employees of the Company in excess of $50,000 per annum and bonuses to persons whose annual compensation (including bonuses) would exceed $50,000 per annum, administers (including granting options under) the Company's employee stock option plan, approves changes in retirement plans and reviews the Company's other employee benefit arrangements. The Compensation Committee held one meeting during the year ended June 30, 1997.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of Venerando J. Indelicato, the Company's chief executive officer and the Company's only executive officer whose cash compensation exceeded $100,000 during the Company's fiscal year ended June 30, 1997, for services in all capacities to the Company during the Company's 1997, 1996 and 1995 fiscal years:

                                                      Long-Term
                             Annual Compensation     Compensation
                             -------------------     ------------
      Name and                                                        All Other
 Principal Position          Year         Salary      Options(#)    Compensation
 ------------------          ----         ------      ----------    ------------

Venerando J. Indelicato      1997       $172,676          --           $9,000(1)
President and Chief          1996        172,640          --            9,000
 Executive Officer           1995        166,000          --            9,000
----------------------

(1) "All Other Compensation" for fiscal 1997 includes (i) $6,000, representing the Company's contribution allocated to Mr. Indelicato under the Company's Profit Sharing Plan in fiscal 1997 and (ii) $3,000, which was the Company's matching contribution in fiscal 1997 to Mr. Indelicato's deferred compensation under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

         No options were granted to Mr. Indelicato during the Company's fiscal year ended June 30, 1997. The following table contains information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the Company's fiscal year ended June 30, 1997 by Mr. Indelicato and the number and value, at June 30, 1997, of unexercised options held by Mr.
Indelicato:


                                                                     Value of
                                                   Number of       Unexercised
                                                  Unexercised      In-the-Money
                                                Options Held at  Options Held at
                         Shares                 Fiscal Year-End  Fiscal Year-End
                        Acquired      Value      (Exercisable/    (Exercisable/
    Name               on Exercise  Realized(1)  Unexercisable)  Unexercisable)(2)
    ----               -----------  -----------  --------------  -----------------
Venerando J. Indelicato  50,000      $17,563       50,000/0           $0/$0

-------------------

(1) Represents the market value of the underlying shares (the mean between the low bid and high asked quotations on The Nasdaq Stock Market) on the date of exercise of the option, minus the exercise price.

(2) At fiscal year end, the exercise price of the underlying shares exceeded the market value of such shares (the mean between the low bid and high asked quotations on The Nasdaq Stock Market).

STANDARD REMUNERATION OF DIRECTORS

         Each non-employee director receives a fee of $5,000 per annum. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. In the event that the Board of Directors holds more than four meetings during a fiscal year in addition to its annual meeting held on the date of the Annual Meeting of Stockholders, each director receives $750 for each such additional meeting such director attends.

         Pursuant to the Company's 1994 Non-Employee Director Stock Option Plan, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently becomes a non-employee director is also to be granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option is for a term of ten years and vests over a four-year period commencing one year after the date of grant (with vesting credit given for any service on the Board of Directors prior to the date of grant).

COMPENSATION ARRANGEMENT

         The Company is a party to an Employment Agreement with Mr. Indelicato pursuant to which Mr. Indelicato serves as Chief Executive Officer of the Company at an annual salary of $173,000, subject to increase and bonuses in the discretion of the Company's Board of Directors, for a term expiring on June 30, 2001.


                                  MISCELLANEOUS

AUDITORS

         Grant Thornton has served as the Company's auditors for each of the twelve years ended June 30, 1997. The 1997 Annual Report of the Company, including financial statements and report thereon of Grant Thornton, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. It is anticipated that Grant Thornton will act as auditors for the Company during the year ending June 30, 1998. Representatives of Grant Thornton are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions addressed by stockholders.

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 250 South Milpitas Boulevard, Milpitas, California 95035, Attention: President, by June 10, 1998. Any such proposals, as well as any questions relating thereto, should be directed to the President of the Company.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks and brokers for forwarding proxy soliciting material to their principals, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interviews.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         During the fiscal year ended June 30, 1997, Richard Wildman, Executive Vice President of the Company, inadvertently failed to file a Form 5 on a timely basis to reflect the Company's grant to him of an option to purchase 25,000 shares of the Company's Common Stock under the Company's 1991 Stock Option Plan.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                             By Order of the Board of Directors,


                                                        Lloyd Frank,
                                                         Secretary

Dated:  October 8, 1997

                                 METRO-TEL CORP.


|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 5, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of Metro-Tel Corp. to be held on Wednesday, November 5, 1997 (including any adjournments or postponements thereof), according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matter specified below, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

                                                    WITH-     FOR ALL
                                          FOR       HOLD      EXCEPT
                                          ---       ----      ------
Election of Directors:                    |_|       |_|        |_|

MICHAEL EPSTEIN, LLOYD FRANK,
VENERANDO J. INDELICATO AND MICHAEL MICHAELSON.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
________________________________________________________________________________

           EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ALL LISTED NOMINEES.

           Please sign your name or names exactly as set forth hereon. When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

           STOCKHOLDERS WHO DESIRE TO HAVE STOCK VOTED AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN THIS PROXY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.


                                              __________________________________
 Please be sure to sign and date             |Date
  this Proxy in the box below.               |
________________________________________________________________________________



________________________________________________________________________________
Stockholder sign above                             Co-holder (if any) sign above


 +----------------------------------------------------------------------------+
    Detach above card, sign, date and mail in postage paid envelope provided.


                                 METRO-TEL CORP.


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